                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       September 4, 2007
       Date of Report (Date of earliest event report).


     Commission File Number of issuing entity:  333-138237-13
                                             --------------------


                   CITIGROUP MORTGAGE LOAN TRUST 2007-6
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             (Exact name of issuing entity as specified in its charter)



     Commission File Number of depositor:         333-138237
                                             ----------------------

                    CITIGROUP MORTGAGE LOAN TRUST, INC.
    -------------------------------------------------------------------------
        (Exact name of depositor as specified in its charter)

                               CITIGROUP GLOBAL MARKETS REALTY CORP.
    -------------------------------------------------------------------------
              (Exact name of sponsor as specified in its charter)


                                    Delaware
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 (State or other jurisdiction of incorporation or organization of the issuing entity)


                                11-2418191
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                          (I.R.S. Employer Identification No.)



     390 Greenwich Street, New York, NY                                10013
   ----------------------------------------                         ----------
(Address of principal executive offices of the issuing entity)      (Zip Code)


                                (212) 816-6000
    -------------------------------------------------------------------------
                     (Telephone number, including area code)


   --------------------------------------------------------------------------
             (Former name, former address, if changed since last report.)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below)

    [  ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

    [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

    [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act (17 CFR 240.14d-2(b))

    [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
           Exchange Act (17 CFR 240.13e-4(c))


Section 6 - Asset-Backed Securities

Item 6.02 - Change in Servicer or Trustee.

Under the terms and conditions of the Purchase and Sale of Servicing, dated as of July 25, 2007, between Orchid Island TRS, LLC f/k/a Opteum Financial Services, LLC and MidFirst Bank, Opteum Financial Services, LLC agreed to transfer and MidFirst Bank agreed to assume all rights, duties, responsibilities, benefits, title and interests of Opteum Financial Services, LLC in its capacity as servicer of the mortgage loans.

On September 4, 2007, servicing of the mortgage loans transferred from Opteum Financial Services, LLC to MidFirst Bank. The mortgage loans serviced by MidFirst Bank will be subserviced by Midland Mortgage Co.


Midland Mortgage Co.

The information set forth below under this subheading "Midland Mortgage Co." has been provided by Midland Mortgage Co.

Midland Mortgage Co. ("Midland"), is an Oklahoma Corporation, and a wholly owned operating subsidiary of MidFirst Bank ("MidFirst"), a federally chartered savings association. MidFirst had total assets of $11.1 billion and stockholder's equity of $830 million at December 31, 2006. Over the last 15 years, MidFirst Bank has generated a weighted average return on equity of 46% and has carried the credit exposure for 98% of the loan servicing it has acquired.

Midland performs sub-servicing for MidFirst's residential mortgage portfolio and has been servicing residential mortgages since 1950. Midland is the 5th largest servicer of FHA insured mortgages and has achieved a Tier One ranking for Loss Mitigation performance, the highest level of performance awarded by FHA.
Midland has also achieved Tier One Servicer status from Freddie Mac for Investor Reporting and the Circle of Excellence award from Fannie Mae for Default Management. Since 1993, Midland has boarded, through bulk servicing acquisitions, $53 billion of servicing portfolios representing approximately 1,000,000 loans during 38 servicing transfers. Midland's corporate headquarters are located at 999 N.W. Grand Blvd, Oklahoma City, Oklahoma, 73118, telephone number (405) 426-1804.

Midland is primarily engaged in servicing and subservicing mortgage loans for approximately 45 clients that include financial institutions, credit unions, insurance companies, mortgage companies and government servicing entities. Midland is an approved seller/servicer in good standing with Ginnie Mae, Fannie Mae, Freddie Mac, the Federal Housing Administration and the Veterans Administration. As of July 31, 2007, Midland serviced or subserviced approximately 260,000 loans with an aggregate principal balance of $13.2 billion consisting of conventional, FHA and VA, loan products in all 50 states and the District of Columbia.

Generally loan servicing includes collecting and remitting loan payments and payoffs, administering escrow funds for the payment of real estate taxes and insurance premiums, adjusting loan payments for changes in adjustable rate mortgage index rates and annual escrow analysis, contacting delinquent mortgagors to attempt to resolve the delinquency by means other than foreclosure, when possible, supervising foreclosures in the event of non-remedied defaults, and generally administering the loans. Midland outsources the processing of hazard insurance premiums and utilizes vendors for payment collections (lockbox), real estate tax payments, lien releases and satisfactions, loss draft processing, and certain foreclosure and bankruptcy processes.

Specifically, some key servicing activities of Midland include:

(1) transferring loan data to Midland's servicing system after a bulk servicing transfer and verifying the quality of the data and accuracy of the servicing terms;

(2) reviewing key data elements for data integrity for all loans added to Midland's servicing system and providing required mortgagor communication and welcome materials;

(3) processing cash receipts, including depositing processable payment and payoff checks, wires and ACH files into a clearing account within two business days of receipt;

(4) reconciling funds received and transactions posted in Midland's servicing system;

(5) monitoring loans that are in default, collecting funds on loans that are delinquent or in default, conducting loss mitigation activities, including arranging repayment plans, arranging to lift stays or take other action in bankruptcy proceedings involving borrowers, administering foreclosures, making insurance or other claims against insurance companies, sureties or other guarantors and REO management;

(6) processing activity related to the payment of taxes and insurance and other items escrowed pursuant to the applicable documents, managing the escrow analysis function to determine appropriate escrow amounts and communicating required reporting to borrowers;

(7) confirming that all loans, where required, are covered under tax service contracts and flood determination contracts and when required, that all loans have appropriate hazard insurance policies in place;

(8) responding to borrower inquiries received via telephone, mail and email and performing research in connection with such inquiries,

(9) completing scheduled interest rate changes for Adjustable Rate Mortgages and communicating new payment amounts to borrowers

(10) providing accurate, complete and timely investor reports and delinquency reports to the appropriate parties and remitting funds to master servicers or other investors;

(11) processing loan modifications.

Managing delinquent loans

When a loan is past due, the collection process is initiated between the 10th and 15th day of delinquency depending on the risk profile of the borrower, the collateral type and the governing servicing agreements. Midland uses Freddie Mac's Early Indicator in determining when to contact delinquent borrowers. If payment is not received by the 15th day after the payment due date, a late charge is assessed and a delinquency notice or monthly statement is mailed to the borrower requesting payment.

Delinquent loans are systematically sorted into various queues depending on the age of delinquency, loan type, and investor/ insurer. There is a daily upload of delinquent accounts from Midland's servicing system to Midlands predictive dialer. Call results from the predictive dialer are uploaded daily into Midlands servicing system. Delinquency notice and loss mitigation solicitation letter campaigns run parallel to the calling campaigns and are automatically generated based on predefined parameters.

Loan counselors contact the borrowers to determine the reason for nonpayment and to discuss a suitable arrangement for bringing the loan current. If the delinquency cannot be resolved with a short-term repayment plan, the loan counselor refers the borrower to a loss mitigation specialist to evaluate the workout options available under the governing servicing agreements according to the borrower's financial ability and willingness to pay and the underlying collateral value. Loan counselors and loss mitigation specialists are required to document the steps taken to cure the loan delinquency.

Midland's loss mitigation department offers an array of workout options including repayment plans, mortgage loan modifications, short sales, deeds-in-lieu of foreclosure, and any other insurer specific options. Midland utilizes an internally developed loss mitigation underwriting system that controls loss mitigation options for each loan based on applicable servicing agreements and guidelines.

When a loan is determined to be a candidate for possible foreclosure, it is referred to Midland's foreclosure review committee. A determination is made to refer the case to the foreclosure department or back to the collection department for further action. If the loan is approved for foreclosure, an electronic referral package is sent to an approved foreclosure attorney with images of the necessary documents to initiate foreclosure. If the property is located in a state where original loan documents are required to initiate foreclosure, a request is made to the custodian to send the necessary documents to the foreclosure attorney.

After referral, a foreclosure technician is assigned to the case based on the state where the property is located. The loan also is monitored through Midland's proprietary timeline management system, which integrates state and investor/insurer timeframes into an exception based control system. Loans are monitored based on critical deadlines and interim progress controls to confirm that appropriate actions are taken to proceed with foreclosure in a timely manner. This proprietary control system also has integrated controls to monitor both loss mitigation and foreclosure processing in parallel.

Midland monitors the ongoing status of each bankruptcy case, including application of checks received, to verify that all applicable motions are filed with the court as warranted. Where possible, Midland utilizes the same attorney for foreclosure and bankruptcy proceedings to facilitate timely resolution and resumption of foreclosure upon obtaining relief from the bankruptcy stay.

Servicing performance disclosures

During the preceding three-year period:

* Midland has not been involved with any prior securitizations of mortgage loans of a type similar to this security that have defaulted or experienced an early amortization or other performance triggering event
* Midland has not disclosed any material non-compliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans
* Midland has not been terminated as Servicer in a residential mortgage loan securitization
* Midland has not made any material changes to its policies or procedures with respect to the servicing function other than may have been published and required by regulators or investors.

Midland has made all advances required to be made on residential mortgage loans serviced by it during the preceding three-year period.


Delinquency and Foreclosure Experience of Midland

Based solely upon information provided by Midland, the following table summarizes, for the respective dates indicated, the delinquency, foreclosure, bankruptcy and REO property status with respect to all one-to-four-family residential mortgage loans serviced by Midland. The indicated periods of delinquency are based on the number of days past due on a contractual basis. The monthly payments under all of such mortgage loans are due on the first day of each calendar month. A mortgage loan is considered "30 days" delinquent if a payment due on the first of the month and is not received by the end of the day on the last business day of the calendar month.

The information presented in this table represents only mortgage loans being serviced by Midland, and includes information for all credit grades of mortgage loans. During the periods presented, Midland's servicing has primarily been comprised of Ginnie Mae, Freddie Mac, and Fannie Mae securities backed by premium coupon, FHA/ VA insured or guaranteed mortgages. As a result, the loss and delinquency experience of the mortgage loans in the issued security may be significantly different than Midland's historical experience and results presented in this table.

Midland Mortgage Co.- Delinquency and Foreclosure Experience (1)

-------------------------------------------------------------------------------------------------
                             As of December 31, 2004             As of December 31, 2005
-------------------------------------------------------------------------------------------------
                            Number of       Principal Balance   Number of       Principal Balance
                            Loans           ($1,000's)          Loans           ($1,000's)
Total Portfolio              299,953        $ 13,868,920         327,205        $ 16,131,457
--------------------------===========---=================----============---=================----
--------------------------===========---=================----============---=================----

Period of Delinquency(2)
30 days                       30,271         $ 1,531,543          35,233         $ 1,874,195
Percent Delinquent            10.09%              11.04%          10.77%              11.62%
60 days                        9,828           $ 529,050          12,198           $ 704,973
Percent Delinquent             3.28%               3.81%           3.73%               4.37%
90 days or more               17,718         $ 1,092,036          23,460         $ 1,542,661
Percent Delinquent             5.91%               7.87%           7.17%               9.56%
-------------------------------------------------------------------------------------------------
Total Delinquencies(2)        57,817         $ 3,152,630          70,891         $ 4,121,831
--------------------------===========---=================----============---=================----
--------------------------===========---=================----============---=================----

Total Delinquencies by %
of total portfolio(2)         19.28%              22.73%          21.67%              25.55%
--------------------------===========---=================----============---=================----
--------------------------===========---=================----============---=================----

Foreclosures                   6,466           $ 410,666           6,072           $ 396,771
Bankruptcies (3)               7,750           $ 473,851           9,971           $ 644,756
Total Foreclosures and
Bankruptcies(3)              --------------------------------------------------------------------
                              14,216           $ 884,517          16,043         $ 1,041,527
--------------------------===========---=================----============---=================----
--------------------------===========---=================----============---=================----

Percent of Total Portfolio
in Foreclosure or
Bankruptcy
                               4.74%               6.38%           4.90%               6.46%
Real Estate Owned(4)             129             $ 6,886             111             $ 6,491




Midland Mortgage Co.- Delinquency and Foreclosure Experience (1) (cont)

---------------------------------------------------------------------------------------------
                             As of December 31, 2006               As of July 31, 2007
---------------------------------------------------------------------------------------------
                            Number of       Principal Balance   Number of       Principal Balance
                            Loans           ($1,000's)          Loan            ($1,000's)
Total Portfolio              275,329        $ 13,295,713         260,139        $ 13,180,448
--------------------------===========--==================----============--==================
--------------------------===========--==================----============--==================

Period of Delinquency(2)
30 days                       31,590         $ 1,661,844          26,663         $ 1,470,981
Percent Delinquent            11.47%              12.50%          10.25%              11.16%
60 days                       11,097           $ 643,686           8,717           $ 528,042
Percent Delinquent             4.03%               4.84%           3.35%               4.01%
90 days or more               16,437         $ 1,054,000          13,255           $ 912,893
Percent Delinquent             5.97%               7.93%           5.10%               6.93%
---------------------------------------------------------------------------------------------
Total Delinquencies(2)        59,124         $ 3,359,531          48,635         $ 2,911,917
--------------------------===========--==================----============--==================
--------------------------===========--==================----============--==================

Total Delinquencies by %
of total portfolio(2)         21.47%              25.27%          18.70%              22.09%
--------------------------===========--==================----============--==================
--------------------------===========--==================----============--==================

Foreclosures                   5,611           $ 368,675           4,809           $ 340,771
Bankruptcies (3)               5,922           $ 358,804           4,782           $ 295,789
Total Foreclosures and
Bankruptcies(3)            ---------------------------------------------------------------------
                              11,533           $ 727,479           9,591           $ 636,560
--------------------------===========--==================----============--==================
--------------------------===========--==================----============--==================

Percent of Total Portfolio
in Foreclosure or
Bankruptcy
                               4.19%               5.47%           3.69%               4.83%
Real Estate Owned(4)              74             $ 4,372              69             $ 3,811



(1) Midland's servicing has primarily been comprised of Ginnie Mae, Freddie Mac and Fannie Mae securities backed by premium coupon FHA/ VA mortgages that generally have a higher delinquency rate than other loan products such as conventional loans.
(2) Delinquency figures exclude foreclosures, but include bankruptcies that are contractually delinquent.
(3) "Total Foreclosures and Bankruptcies" do not include bankruptcy loans that are contractually current. As of July 2007, 39.7% of bankruptcies were contractually current.
(4) REO loans are typically owned and managed by GSE's (Fannie Mae and Freddie
Mac). Loans that are in the process of being conveyed to FHA or VA are not included in the REO figures presented.







SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CITIGROUP MORTGAGE LOAN TRUST 2007-6
                                    (Issuing Entity)


                                    CitiMortgage, Inc.
                                    Master Servicer
                                    By:  /s/ Tommy Harris


                                    ----------------------------
                                     Tommy Harris
                                     Senior Vice President


Date: September 6, 2007